Exhibit 99.3



Gap Inc. to Separate into Two Independent Companies to Maximize Long-Term Value Creation

February 28, 2019

Gap Inc.

GAP BANANA REPUBLIC OLD NAVY ATHLETA INTERMIX HILL CITY

Forward Looking Statements

This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our February 28, 2019 press releases.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Information regarding factors that could cause results to differ can be found in our February 28, 2019 press releases, our Annual Report on Form 10-K for the fiscal year ended February 3, 2018, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on gapinc.com.

These forward-looking statements are based on information as of February 28, 2019. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Unique Strengths – Different Paths

Creates Two Independent Companies with Unique Strategies and Opportunities

NewCo
(Yet to be named)

GAP BANANA REPUBLIC ATHLETA INTERMIX HILL CITY

- Scaled and enviable portfolio of iconic brands
- Large, loyal and complementary customer base
- Data-driven, omni-channel operating platform
- Leverage scale and digital capability to drive profitable growth
- Led by Art Peck, current President and CEO of Gap Inc.

FY2018 Revenue $16.6Bn



$8.7Bn
53%
$7.9Bn
47%

Old Navy

OLD NAVY

- One of the fastest-growing apparel brands in the U.S. and category leader in family apparel
- Scale, broad customer awareness and unique positioning
- Significant opportunity to increase market share through new store growth, expansion of online reach and category leadership
- Led by Sonia Syngal, current President and CEO of Old Navy

Compelling Strategic Rationale for Separation

- Separation creates two independent companies with sharpened strategic focus and operating structure
- Enables each company to capitalize on unique business models, growth plans and customer bases
- Compelling and distinct financial profiles, tailored operating priorities and unique capital allocation strategies
- Better positions the two new companies to create significant value for our customers and shareholders and opportunities for our employees


GAP
ATHLETA
BANANA REPUBLIC
INTERMIX
HILL CITY
OLD NAVY
Gap Inc.

Spin-Off is Gap Inc.'s Transformational Next Step

Evolving Retail Market

- Consumer Focus on Value, Speed and Convenience
- Declining Mall Traffic
- Digitally-Led Omni-Channel Customer
- Old Navy's Business Model and Customers have Increasingly Diverged from Traditional Specialty Model

Significant Progress

- Continued Investment in Supply Chain and Digital Capabilities
- Focused on Productivity and Operational Discipline
- Ongoing Fleet Optimization
- Integrating Sustainability Across Our Value Chain

Most Compelling Path Forward

Two Distinct Entities:

- Maximize Focus and Flexibility
- Align Investments and Incentives to Better Serve Differentiated Customer Bases
- Optimize Cost Structures
- Act Decisively in Evolving Retail Environment

Comprehensive Review by Board:

- Plan to separate unanimously approved

NewCo: Unique and Differentiated Brand Portfolio

Strategic Brand Perspective


Gross Margin
Online + Mobile for All Brands
ATHLETA
HILL CITY
BANANA REPUBLIC FACTORY STORE
GAP FACTORY
BANANA REPUBLIC
INTERMIX
GAP
Growth Rate

2018 Revenue Breakdown

$8.7Bn
Revenue

$2.1Bn / 24%
Online Revenue


By Brand
Athleta / Intermix 13%
Gap 59%
Banana Republic 28%


By Geography
Asia 13%
Other 2%
US 71%
Europe 7%
Canada 7%

Key Investment Highlights

- Consumer-relevant brands with **large, complementary and loyal customer bases**
- **Strong omni-channel platform –** Online, Mobile, In-Store – across multiple brands
- Advantaged capabilities to efficiently **deliver quality products and experiences**
- **Scale** that drives profitability and growth
- Leading the way in **sustainability and social responsibility**

Significant Opportunities at NewCo

Improve Profitability

GAP
BANANA REPUBLIC
INTERMIX

Mature Brands

Further Drive Growth Momentum

ATHLETA
HILL CITY

Growth Brands

FOUNDATION FOR GROWTH

- REFINE GAP BRAND STORE FLEET
- INVESTMENT IN DIGITAL, OMNI-CHANNEL AND DATA ANALYTICS
- SUPPLY CHAIN AND INVENTORY OPTIMIZATION
- EXPLORE ADDITIONAL FRANCHISING AND OUTLET OPPORTUNITIES
- EVOLVE LEADERSHIP IN SUSTAINABILITY AND SOCIAL RESPONSIBILITY

Old Navy – One of the Fastest-Growing Apparel Brands in the U.S.

Well-Positioned at the Intersection of Value, Speed and Curation

Strong foundation with robust and repeatable product-to-market process



Value
OLD NAVY
Curated
Fast

Runway to Grow Internationally and Online

$7.9Bn
Revenue

$1.6Bn / 20%
Online Revenue

2018 Revenue by Geography



Canada 7%
Other 2%
U.S. 91%

Key Investment Highlights

- Delivers quality product at **attractive margins** by leveraging vendor expertise
- Opportunity to **increase access with new stores**
- Maintains **favorable rent and occupancy** through limited exposure to traditional malls
- Utilizes **size and scale** to leverage investments in customer initiatives that deliver higher returns

Old Navy Has a Long Runway for Growth

Path to $10Bn in Net Sales



U.S. Store Expansion
Market Share Growth
Online and Mobile
Loyalty Categories
New Categories
International

OLD NAVY

Key Benefits of Standalone Old Navy

- Capitalize on scale, broad customer awareness and unique positioning to extend category leadership and deliver profitable growth
- Flexibility and control to increase customer access by further applying strategic real estate strategy, evolving omni-channel model and expanding product categories
- Invest in capabilities and initiatives that will continue to grow its market share

Transaction Details

Transaction Structure	• Separation to be effected through a spin-off intended to generally be tax-free to Gap Inc. shareholders for U.S. federal income tax purposes • Upon separation, Gap Inc. shareholders are expected to receive a pro-rata stock distribution and as a result own shares in both NewCo and Old Navy in equal proportion
Capital Structure Plans	• Both companies expected to be appropriately capitalized with sufficient cash to support planned operating and investment plans
Governance / Other	• Old Navy to be led by Sonia Syngal, current President and CEO of Old Navy • NewCo to be Led by Art Peck, current President and CEO of Gap Inc. • Both Old Navy and NewCo headquarters to remain in San Francisco
Timing and Conditions	• Transaction is subject to certain conditions, including final approval by Inc.'s Board of Directors, receipt of a tax opinion from counsel, and the filing and effectiveness of a registration statement with the U.S. Securities and Exchange Commission • Transaction currently targeted to be completed in 2020


Gap Inc.



GAP INC.
FISCAL 2018

FOURTH QUARTER EARNINGS RESULTS

ART PECK
PRESIDENT &
CHIEF EXECUTIVE OFFICER

TERI LIST-STOLL
EXECUTIVE VICE PRESIDENT &
CHIEF FINANCIAL OFFICER

Gap Inc.

GAP BANANA REPUBLIC OLD NAVY ATHLETA INTERMIX HILL CITY

DISCLOSURE STATEMENT

FORWARD LOOKING STATEMENTS

This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our February 28, 2019 press releases.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Information regarding factors that could cause results to differ can be found in our February 28, 2019 earnings press release, our Annual Report on Form 10-K for the fiscal year ended February 3, 2018, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on gapinc.com.

These forward-looking statements are based on information as of February 28, 2019. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

SEC REGULATION G

This presentation includes the non-GAAP measures adjusted net income, adjusted earnings per share, expected adjusted earnings per share, adjusted operating income, adjusted operating income as a percent of net sales, adjusted operating expenses, adjusted operating expenses as a percent of net sales, and free cash flow. The descriptions and reconciliations of these measures from GAAP are included in our February 28, 2019 earnings press release, which is available on gapinc.com.

Q4 P&L SUMMARY
IN MILLIONS

	Q4 2018	Q4 2018 Without Presentation Changes from ASC 606	Q4 2017 Adjusted [1]	Q4 2018 Without Presentation Changes from ASC 606 vs. Q4 2017 Adjusted [2]
NET SALES	$4,623	$4,453	$4,778	(7%)
COMP	(1%)	(1%)	5%	
GROSS PROFIT	$1,645	$1,522	$1,759	(13%)
%	35.6%	34.2%	36.8%	(260bps)
MERCHANDISE MARGIN B/(W) LY	(60bps)	(150bps)	+180bps	
ROD % OF SALES B/(W) LY	(60bps)	(110bps)	+130bps	
OPERATING EXPENSES	$1,273	$1,150	$1,363	(16%)
%	27.5%	25.8%	28.5%	+270bps
OPERATING INCOME	$372	$372	$396	(6%)
%	8.0%	8.4%	8.3%	+10bps
NET INCOME	$276	$276	$239	+15%
DILUTED EPS	$0.72	$0.72	$0.61	+18%

(1) The description and reconciliation of these measures from GAAP is included in our February 28, 2019 earnings press release, which is available on gapinc.com
(2) Percentages and changes of percentages computed individually for each line item; therefore, the sum may not equal the total.

Gap Inc.

FY 2018 P&L SUMMARY
IN MILLIONS

	FY 2018	FY 2018 Without Presentation Changes from ASC 606	FY 2017 Adjusted [1]	FY 2018 Without Presentation Changes from ASC 606 vs. Q4 2017 Adjusted [2]
NET SALES	$16,580	$15,961	$15,855	1%
COMP	0%	0%	3%	
GROSS PROFIT	$6,322	$5,879	$6,066	(3%)
%	38.1%	36.8%	38.3%	(150bps)
MERCHANDISE MARGIN B/(W) LY	(70bps)	(140bps)	+120bps	
ROD % OF SALES B/(W) LY	50bps	(10bps)	+80bps	
OPERATING EXPENSES	$4,960	$4,517	$4,651	(3%)
%	29.9%	28.3%	29.3%	+100bps
OPERATING INCOME	$1,362	$1,362	$1,415	(4%)
%	8.2%	8.5%	8.9%	(40bps)
NET INCOME	$1,003	$1,003	$842	+19%
DILUTED EPS	$2.59	$2.59	$2.13	+22%

(1) The description and reconciliation of these measures from GAAP is included in our February 28, 2019 earnings press release, which is available on gapinc.com
(2) Percentages and changes of percentages computed individually for each line item; therefore, the sum may not equal the total.

Gap Inc.

Q4 2018: PRESENTATION CHANGES FROM ASC 606

IN MILLIONS

	13 WEEKS ENDED FEBRUARY 2, 2019		
	AS REPORTED	RECLASSIFICATIONS[1]	BALANCES WITHOUT PRESENTATION CHANGES from ASC 606[2]
NET SALES	$4,623	$(170)	$4,453
COST OF GOODS SOLD AND OCCUPANCY EXPENSES	2,978	(47)	2,931
GROSS PROFIT	1,645	(123)	1,522
OPERATING EXPENSES	1,273	(123)	1,150
OPERATING INCOME	372	-	372
INTEREST, NET	7	-	7
INCOME BEFORE INCOME TAXES	365	-	365
INCOME TAXES	89	-	89
NET INCOME	$276	-	$276

(1) $170 million increase in net sales includes reclassification for reimbursements of loyalty program discounts associated with our credit card programs, which were previously recorded as a reduction to cost of goods sold and occupancy expenses, and reclassification for revenue sharing associated with our credit card programs and breakage income for gift cards, which were previously recorded as a reduction to operating expenses.

(2) Other changes resulting from the adoption of ASC 606 did not have a material impact.

Gap Inc.

FY 2018: PRESENTATION CHANGES FROM ASC 606

IN MILLIONS

	52 WEEKS ENDED FEBRUARY 2, 2019		
	AS REPORTED	RECLASSIFICATIONS[1]	BALANCES WITHOUT PRESENTATION CHANGES from ASC 606[2]
NET SALES	$16,580	$(619)	$15,961
COST OF GOODS SOLD AND OCCUPANCY EXPENSES	10,258	(176)	10,082
GROSS PROFIT	6,322	(443)	5,879
OPERATING EXPENSES	4,960	(443)	4,517
OPERATING INCOME	1,362	-	1,362
INTEREST, NET	40	-	40
INCOME BEFORE INCOME TAXES	1,322	-	1,322
INCOME TAXES	319	-	319
NET INCOME	$1,003	-	$1,003

(1) $619 million increase in net sales includes reclassification for reimbursements of loyalty program discounts associated with our credit card programs, which were previously recorded as a reduction to cost of goods sold and occupancy expenses, and reclassification for revenue sharing associated with our credit card programs and breakage income for gift cards, which were previously recorded as a reduction to operating expenses.

(2) Other changes resulting from the adoption of ASC 606 did not have a material impact.

Gap Inc.

FISCAL 2019 OUTLOOK
AS OF FEBRUARY 28, 2019

Reported Diluted Earnings per Share	$2.11 - $2.26
Adjusted Diluted Earnings per Share	$2.40 - $2.55
Comp Sales	Flat to up slightly
Net Company-Operated Store Closures	About 50
Capital Expenditures	About $750 million[1]
Effective Tax Rate	About 26%
Share Repurchases	About $200 million

Gap Inc.

(1) Includes about $100 million of expansion costs related to a headquarters building and a buildout of the company's Ohio distribution center.


Gap Inc.